OAKWOOD MORTGAGE INVESTORS, INC. 2000-B                                                            REPORT DATE:        9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                               POOL REPORT #3
REMITTANCE REPORT                                                                                  Page 1 of 6
REPORTING MONTH:                     Aug-00

                                     Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------
  Beginning                                                                          Ending
  Principal         Scheduled       Prepaid      Liquidated      Contracts          Principal
   Balance          Principal      Principal     Principal       Repurchased         Balance
-----------------------------------------------------------------------------------------------
352,250,251.74    (422,069.92)  (5,136,393.78)     0.00             0.00         346,691,788.04
===============================================================================================

       Scheduled                    Scheduled                                 Amount
       Gross       Servicing        Pass Thru    Liquidation   Reserve        Available for   Limited         Total
       Interest    Fee              Interest     Proceeds      Fund Draw      Distribution    Guarantee    Distribution
-----------------------------------------------------------------------------------------------------------------------
   3,384,425.03   293,541.88     3,090,883.15      0.00         0.00        8,942,888.73        0.00       8,942,888.73
=======================================================================================================================

                                                    Certificate Account
 -------------------------------------------------------------------------------------------------------------------------
   Beginning                        Deposits                                            Investment               Ending
    Balance              Principal           Interest           Distributions            Interest               Balance
 -------------------------------------------------------------------------------------------------------------------------
 3,588,566.63         5,513,936.08         3,473,783.98        (7,365,274.39)           19,618.27             5,230,630.57
 =========================================================================================================================

                       P&I Advances at Distribution Date
---------------------------------------------------------------------------------
      Beginning             Recovered            Current            Ending
       Balance              Advances             Advances           Balance
---------------------------------------------------------------------------------
     231,365.06           -231,365.06         1,321,733.23      1,321,733.23
=================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B                                                              REPORT DATE:   9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 POOL REPORT #  3
REMITTANCE REPORT                                                                                    Page 2 of 6
REPORTING MONTH:                                      August-00


Class B Crossover Test                                                                      Test Met?
------------------------------------------------------------------------                    ---------------

(a) Remittance date on or after January 2005                                                      N


(b) Average 60 day Delinquency rate <=              5.5%                                          Y




(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Jan. 2005 - June 2006               7%                                            N
                July 2006 - June 2007               8%                                            N
                July 2007 - Dec. 2008               9.5%                                          N
                Jan. 2009 and after                 10.5%                                         N


(e) Current realized loss ratio <=                  3.00%                                         Y

(f) Does subordinated cert. percentage equal or
     exceed                                         39.078%
     of stated scheduled pool balance

                Beginning M balances                                          21,600,000.00

                Beginning B balances                                          35,100,000.00

                Overcollateralization                                         12,600,000.00
                                                                        --------------------
                                                                              69,300,000.00
                Divided by beginning pool
                balance                                                      352,250,251.74
                                                                        --------------------
                                                                                    19.674%       N
                                                                        ====================


Average 60 day delinquency ratio:


                            Over 60s           Pool Balance              %
                       ------------------------------------------------------------

Current Mo                   3,248,889.97         346,691,788.04       0.94%
1st Preceding Mo             1,048,134.69         352,250,251.74       0.30%
2nd Preceding Mo                58,731.32         356,290,216.48       0.00%
                                                      Divided by         3
                                                                 ------------------
                                                                       0.41%
                                                                 ==================

Cumulative loss ratio:

                        Cumulative losses                 647.83
                                          -----------------------
Divided by Initial Certificate Principal          360,000,000.00      0.000%
                                                                 ==================




Current realized loss ratio:

                       Liquidation                 Pool
                             Losses              Balance
                       ------------------------------------------
Current Mo                           0.00         352,250,251.74
1st Preceding Mo                   647.83         356,290,216.48
2nd Preceding Mo                     0.00         360,000,000.00
                       ------------------------------------------
                                   647.83         356,180,156.07
                                                                      0.001%
                                                                 ==================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B                                                           REPORT DATE:    9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                              POOL REPORT #   3
REMITTANCE REPORT                                                                                 Page 3 of 6
REPORTING MONTH:  Aug-00



                                                                      Delinquency Analysis

                                                  31 to 59 days       60 to 89 days         90 days and Over     Total Delinq.
                   No. of      Principal                Principal          Principal              Principal          Principal
                    Loans       Balance         #        Balance    #       Balance         #      Balance      #     Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos      8,481   345,949,094.21    140   5,458,636.60   58    2,158,510.90     13     409,297.58   211    8,026,445.08

          Repos         22       742,693.83      2      61,612.34    9      342,978.75     11     338,102.74    22      742,693.83
                -------------------------------------------------------------------------------------------------------------------
          Total      8,503   346,691,788.04    142   5,520,248.94   67    2,501,489.65     24     747,400.32   233    8,769,138.91
                ===================================================================================================================
                                                                                                               2.7%           2.53%
                                                                                                              =====================
                                          Repossession Analysis
    Active Repos             Reversal           Current Month
    Outstanding              (Redemption)         Repos                  Cumulative Repos
        Principal              Principal             Principal                    Principal
#        Balance          #       Balance     #       Balance           #           Balance
-------------------------------------------------------------------------------------------
22        742,693.83      0        0.00      14         468,182.02     22        742,693.83

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B                                                             REPORT DATE:           9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #3
REMITTANCE REPORT
REPORTING MONTH:                  Aug-00                                                            Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                     Liquidated                                                           Net
     Account         Customer        Principal      Sales        Insur.      Total     Repossession   Liquidation    Unrecov.
     Number            Name           Balance      Proceeds     Refunds     Proceeds     Expenses      Proceeds      Advances
------------------------------------------------------------------------------------------------------------------------------
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                    ------------------------------------------------------------------------------------------
                                       0.00         0.00        0.00         0.00         0.00           0.00           0.00
                                    ==========================================================================================


                                                        Net          Current
     Account         Customer       FHA Insurance    Pass Thru      Period Net    Cumulative
     Number            Name           Coverage       Proceeds      Gain/(Loss)    Gain/(Loss)
---------------------------------------------------------------------------------------------
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                         0.00           0.00            0.00
                                   ------------------------------------------
                                         0.00           0.00            0.00         (647.83)
                                   ==========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B                                                         REPORT DATE:           9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                            POOL REPORT #3
REMITTANCE REPORT
REPORTING MONTH:                 Aug-00                                                         Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                          Beginning          Beginning
Senior                            Original Certificate   Certificate    Principal Shortfall   Current Principal     Current
Certificates                            Balance            Balance          Carry-Over               Due         Principal Paid
--------------------------------------------------------------------------------------------------------------------------------
A-1                                 290,700,000.00      282,411,901.73         0.00              5,558,463.70     5,558,463.70
                                  ----------------------------------------------------------------------------------------------
Total Certificate Principal Bal.    290,700,000.00      282,411,901.73         0.00              5,558,463.70     5,558,463.70
                                  ==============================================================================================

                     PRINCIPAL                      Accelerated
                                 Ending Principal    Principal         Ending                    Principal Paid
Senior                           Shortfall Carry-   Distribution    Certificate                    Per $1,000
Certificates                           Over            Amount         Balance       Pool Factor    Denomination
---------------------------------------------------------------------------------
A-1                                    0.00          757,013.15    276,096,424.88    94.97641%       21.72507
                                 ------------------------------------------------
Total Certificate Principal Bal.       0.00          757,013.15    276,096,424.88
                                 ================================================


                                                                      Beginning       Beginning
Subordinate                                    Original Certificate   Certificate     Principal Shortfall   Current Principal
Certificates                                   Balance                Balance         Carry-Over            Due
                                               ------------------------------------------------------------------------------

M-1                                               21,600,000.00       21,600,000.00           0.00                 0.00
M-1 Outstanding Writedown                                                      0.00

B-1                                               18,900,000.00       18,900,000.00           0.00                 0.00
B-1 Outstanding Writedown                                                      0.00

B-2                                               16,200,000.00       16,200,000.00           0.00                 0.00
B-2 Outstanding Writedown                                                      0.00

Excess Asset Principal Balance                    12,600,000.00       13,138,350.01
                                               ------------------------------------------------------------------------------

Total Excluding Writedown Balances                69,300,000.00       69,838,350.01           0.00                 0.00
                                               ==============================================================================

All Certificates Excluding Writedown Balances    360,000,000.00      352,250,251.74           0.00         5,558,463.70
                                               ==============================================================================


                                                                                                         Accelerated
                                                                     Ending Principal     Current         Principal
Subordinate                                     Current              Shortfall Carry-    Writedown/      Distribution
Certificates                                    Principal Paid       Over                (Writeup)       Amount
                                               -----------------------------------------------------------------------

M-1                                                    0.00                 0.00            0.00
M-1 Outstanding Writedown                                                                   0.00

B-1                                                    0.00                 0.00            0.00
B-1 Outstanding Writedown                                                                   0.00

B-2                                                    0.00                 0.00            0.00
B-2 Outstanding Writedown                                                                   0.00

Excess Asset Principal Balance                                                                         (757,013.15)
                                               -----------------------------------------------------------------------

Total Excluding Writedown Balances                     0.00                 0.00            0.00       (757,013.15)
                                               =======================================================================

All Certificates Excluding Writedown Balances  5,558,463.70                 0.00            0.00              0.00
                                               =======================================================================


                                                 Ending                               Principal Paid
Subordinate                                     Certificate                             Per $1,000
Certificates                                    Balance              Pool Factor       Denomination
                                               ---------------

M-1                                             21,600,000.00        100.00000%            0.00000
M-1 Outstanding Writedown                                0.00

B-1                                             18,900,000.00        100.00000%            0.00000
B-1 Outstanding Writedown                                0.00

B-2                                             16,200,000.00        100.00000%            0.00000
B-2 Outstanding Writedown                                0.00

Excess Asset Principal Balance                  13,895,363.16
                                               ----------------------------------------------------

Total Excluding Writedown Balances              70,595,363.16
                                               ===============

All Certificates Excluding Writedown Balances  346,691,788.04
                                               ===============

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B                                                            REPORT DATE:            9/8/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                               POOL REPORT #           3
REMITTANCE REPORT
REPORTING MO.         MONTH      Aug-00                                                            Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                 Current                                  Interest
              Pass     Beginning Carry-                        Carry-Over                     Ending      Paid Per
Senior       Through    Over Priority     Current Priority  Priority Interest               Carry-Over      1000        Total Class
Certificates  Rate     Interest Balance   Interest Accrual       Accrual          Paid        Balance   Denomination   Distribution
             -----------------------------------------------------------------------------------------------------------------------
A-1          8.1500%         0.00           1,918,047.50           0.00       1,918,047.50     0.00        6.59803      8,233,524.35

                       -------------------------------------------------------------------------------                 -------------
Total                        0.00           1,918,047.50           0.00       1,918,047.50     0.00                     8,233,524.35
                       ===============================================================================                 =============


                                                                                      Current
                          Pass         Beginning Carry-                             Carry-Over
Subordinate              Through        Over Priority        Current Priority    Priority Interest  Priority Interest
Certificates              Rate         Interest Balance      Interest Accured         Accured              Paid
                      ------------------------------------------------------------------------------------------------

M-1                      8.7200%               0.00            156,960.00              0.00           156,960.00


B-1                      9.1500%               0.00            144,112.50              0.00           144,112.50

B-2                      8.5000%               0.00            114,750.00              0.00           114,750.00

X                                        538,997.84            757,013.15              0.00                 0.00

R                                              0.00                  0.00              0.00                 0.00

Service Fee              1.0000%               0.00            293,541.88              0.00           293,541.88
                                 -------------------------------------------------------------------------------------

Total                                    538,997.84          1,466,377.53              0.00           709,364.38
                                 =====================================================================================

 All Certificates                        538,997.84          3,384,425.03              0.00         2,627,411.88
                                 =====================================================================================









                           Ending          Beginning                        Current                      Ending
                         Carry-Over       Carry-Over        Current       Carry-Over                   Carry-Over
Subordinate           Priority Interest    Writedown       Writedown       Writedown      Writedown    Writedown
Certificates               Balance       Int. Balance    Int. Accrued    Int. Accrued   Interest Paid Int. Balance
                      --------------------------------------------------------------------------------------------

M-1                           0.00             0.00            0.00            0.00            0.00       0.00


B-1                           0.00             0.00            0.00            0.00            0.00       0.00

B-2                           0.00             0.00            0.00            0.00            0.00       0.00

X                     1,296,010.99

R                             0.00

Service Fee                   0.00
                      --------------------------------------------------------------------------------------------

Total                 1,296,010.99             0.00            0.00            0.00            0.00       0.00
                      ============================================================================================

 All Certificates     1,296,010.99             0.00            0.00            0.00            0.00       0.00
                      ============================================================================================



                                         Interest
                                         Paid Per
Subordinate                                1000          Total Class
Certificates                           Denomination     Distribution
                                      ------------------------------

M-1                                      7.26667          156,960.00


B-1                                      7.62500          144,112.50

B-2                                      7.08333          114,750.00

X                                                               0.00

R                                                               0.00

Service Fee                                               293,541.88
                                                    -----------------

Total                                                     709,364.38
                                                    =================

 All Certificates                                       8,942,888.73
                                                    =================


                  Cumulative X Interest Shortfall       1,296,010.99
                  Cumulative Accelerated Prin. Disb.   (1,295,363.16)
                                                    -----------------
                                                              647.83